                                                                      Exhibit 99


FOR IMMEDIATE RELEASE                                         October 26, 1999
For further information please contact:
Richard L. Park, CFO
Local Financial Corporation
405-841-2298


                           LOCAL FINANCIAL CORPORATION

                        ANNOUNCES THIRD QUARTER EARNINGS


         OKLAHOMA CITY - Local Financial Corporation, holding company for Local Oklahoma Bank, today announced results for its third quarter, which ended September 30, 1999. Net income before extraordinary item for the three-month period was $5.7 million or $0.28 basic earnings per share, an increase of 22% over 1998. For the nine-month period, Local earned $16.4 million before extraordinary item or $0.80 basic earnings per share, a 21% gain over the same period last year. During the third quarter, Local purchased $3.25 million of Senior Notes, which had been issued in connection with the Company's recapitalization in 1997. This move will reduce future interest costs associated with those notes. As a result, there is an extraordinary item charged to income amounting to $182,000, net of tax, which reduces third quarter net income to $5.5 million or $0.27 basic earnings per share.
         The acquisition of Guthrie Savings Inc., announced during the second quarter, was approved and closed on October 15. Edward A. Townsend, Chairman and CEO of Local Financial, said "We are extremely pleased to announce our strong third quarter earnings, and we believe our recent acquisition of Guthrie Savings Inc. is once again evidence of our commitment to serve the people of Oklahoma."
         Local Oklahoma is the third largest commercial bank headquartered in the state with assets of $2.3 billion and deposits in excess of $1.7 billion. Local Oklahoma operates 51 branches across the state with significant presence in Oklahoma City, Tulsa and Lawton. Its parent company, Local Financial Corporation, trades on the NASDAQ national market under the symbol "LFIN".

                                                  For Three Months           For Nine Months
                                                Ended September 30,        Ended September 30,
                                              ----------------------      ----------------------
                                                1999          1998          1999          1998
                                              --------      --------      --------      --------
                                                                  (in 000's)
Net Interest Income                           $ 19,082      $ 14,035      $ 54,260      $ 38,324
Provision for Loan Losses                         (500)         (500)       (1,500)         (950)
Other Operating Income                           4,721         3,552        13,783        10,159
Other Operating Expense                        (14,315)       (9,689)      (40,792)      (26,603)
                                              --------      --------      --------      --------

INCOME BEFORE INCOME TAXES AND
   EXTRAORDINARY ITEM                            8,988         7,398        25,751        20,930

Provision for Income Taxes                      (3,251)       (2,673)       (9,328)       (7,431)
                                              --------      --------      --------      --------

NET INCOME BEFORE
   EXTRAORDINARY ITEM                            5,737         4,725        16,423        13,499

Extraordinary Item - purchase and
   Retirement of 11% Senior Notes,
   net of tax                                     (182)         --            (182)         --
                                              --------      --------      --------      --------

NET INCOME                                    $  5,555      $  4,725      $ 16,241      $ 13,499
                                              ========      ========      ========      ========

Earnings Per Share
   Net income before extraordinary item
     Basic                                    $   0.28      $   0.23      $   0.80      $   0.66
     Diluted                                  $   0.28      $   0.23      $   0.80      $   0.66
   Net income
     Basic                                    $   0.27      $   0.23      $   0.79      $   0.66
     Diluted                                  $   0.27      $   0.23      $   0.79      $   0.66
Average Shares Outstanding (in thousands)
     Basic                                      20,537        20,537        20,537        20,396
     Diluted                                    20,537        20,621        20,537        20,560

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Dollars in thousands)
                                   (unaudited)



                                                                         Nine Months Ended            Three Months Ended
                                                                           September 30,                September 30,
                                                                     ------------------------      ------------------------
                                                                        1999           1998          1999           1998
                                                                     ---------      ---------      ---------      ---------
INTEREST AND DIVIDEND INCOME:
  Loans                                                              $  95,288      $  68,652      $  33,868      $  23,754
  Securities available for sale                                         25,558         31,230          9,100         11,572
  Federal Home Loan Bank of Topeka and Federal Reserve                   1,701          2,659            492            918
      Bank stock
  Other investments                                                        728          4,361            148            142
                                                                     ---------      ---------      ---------      ---------
Total interest and dividend income                                     123,275        106,902         43,608         36,386
                                                                     ---------      ---------      ---------      ---------

INTEREST EXPENSE:
  Deposit accounts                                                      50,849         56,196         16,936         17,797
  Advances from the Federal Home Loan Bank of Topeka                    11,107          5,024          5,257          2,187
  Securities sold under agreements to repurchase                          --              251           --             --
  Notes payable                                                          7,059          7,107          2,333          2,367
                                                                     ---------      ---------      ---------      ---------
Total interest expense                                                  69,015         68,578         24,526         22,351
                                                                     ---------      ---------      ---------      ---------

Net interest and dividend income                                        54,260         38,324         19,082         14,035
  Provision for loan losses                                             (1,500)          (950)          (500)          (500)
                                                                     ---------      ---------      ---------      ---------
Net interest and dividend income after provision for loan losses        52,760         37,374         18,582         13,535
                                                                     ---------      ---------      ---------      ---------

NONINTEREST INCOME:
  Deposit related income                                                 9,987          6,968          3,415          2,495
  Loan fees and loan service charges                                     2,079          1,438            719            546
  Net gains on sale of assets                                              902            535            356            176
  Other                                                                    815          1,218            231            335
                                                                     ---------      ---------      ---------      ---------
Total noninterest income                                                13,783         10,159          4,721          3,552
                                                                     ---------      ---------      ---------      ---------

NONINTEREST EXPENSE:
  Compensation and employee benefits                                    21,077         12,096          7,155          4,466
  Deposit insurance premiums                                               679          1,015            200            332
  Equipment and data processing                                          4,372          2,505          1,675            968
  Occupancy                                                              3,007          2,061          1,076            743
  Advertising                                                            1,063          1,368            405            546
  Professional fees                                                      1,871          1,398            697            433
  Other                                                                  8,723          6,160          3,107          2,201
                                                                     ---------      ---------      ---------      ---------
Total noninterest expense                                               40,792         26,603         14,315          9,689
                                                                     ---------      ---------      ---------      ---------

Income before income taxes and extraordinary item                       25,751         20,930          8,988          7,398

  Provision for income taxes                                             9,328          7,431          3,251          2,673

                                                                     ---------      ---------      ---------      ---------
Net income before extraordinary item                                    16,423         13,499          5,737          4,725
                                                                     ---------      ---------      ---------      ---------

Extraordinary item - purchase and retirement of 11% Senior
  Notes, net of tax                                                       (182)          --             (182)          --

                                                                     ---------      ---------      ---------      ---------
Net income                                                           $  16,241      $  13,499      $   5,555      $   4,725
                                                                     =========      =========      =========      =========

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (Dollars in thousands)


                                                                       September 30,     December 31,
                                                                            1999             1998
                                                                       -------------     ------------
                                                                        (unaudited)
    ASSETS
Cash and due from banks                                                 $    48,616      $    27,180
Interest bearing deposits with other banks                                    3,100           27,700
Securities available for sale                                               449,858          570,964
Loans receivable, net of allowance for loan losses of $28,530
   at September 30, 1999 and $27,901 at December 31, 1998                 1,642,058        1,362,272
Federal Home Loan Bank of Topeka stock
   and Federal Reserve Bank stock, at cost                                   29,216           42,693
Premises and equipment, net                                                  30,571           23,959
Assets acquired through foreclosure and repossession, net                       705              693
Intangible assets, net                                                       16,513           17,843
Deferred tax asset, net                                                      12,364           10,959
Current income taxes receivable                                               2,198           18,291
Other assets                                                                 26,644           26,425

                                                                        -----------      -----------
           Total assets                                                 $ 2,261,843      $ 2,128,979
                                                                        ===========      ===========

    LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Deposits:
     Demand                                                             $   435,288      $   379,796
     Savings                                                                 73,689           74,963
     Time                                                                 1,215,714        1,213,315
                                                                        -----------      -----------
           Total deposits                                                 1,724,691        1,668,074

Advances from the Federal Home Loan Bank of Topeka                          302,894          220,033
Senior notes                                                                 76,750           80,000
Other liabilities                                                            32,739           42,066

                                                                        -----------      -----------
           Total liabilities                                              2,137,074        2,010,173
                                                                        -----------      -----------

Commitments and contingencies

Stockholders' Equity:
   Common stock, $0.01 par value, 25,000,000 shares authorized;
      20,537,269 shares issued and 20,537,209 shares outstanding at
      September 30, 1999 and December 31, 1998                                  205              205
   Preferred stock, $0.01 par value, 5,000,000 shares authorized;
      none outstanding                                                         --               --
   Additional paid-in capital                                               206,758          206,758
   Retained earnings                                                         66,438           50,197
   Treasury stock, 60 shares, at cost                                      (151,274)        (149,436)
   Accumulated other comprehensive income                                     2,642           11,082

                                                                        -----------      -----------
           Total stockholders' equity                                       124,769          118,806
                                                                        -----------      -----------
           Total liabilities and stockholders' equity                   $ 2,261,843      $ 2,128,979
                                                                        ===========      ===========

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                              FINANCIAL HIGHLIGHTS
                                   (unaudited)



                                                  Nine Months Ended            Three Months Ended
                                                    September 30,                 September 30,
                                              -------------------------     -------------------------
                                                 1999           1998           1999           1998
                                              ----------     ----------     ----------     ----------
Selected Financial Ratios

Yield on earning assets                             7.86%          7.83%          7.93%          7.87%
Cost of funds                                       4.87           5.35           4.86           5.22
Interest rate spread                                2.99           2.48           3.07           2.65
Net interest margin                                 3.46           2.81           3.47           3.04
Return on average assets                            0.99           0.94           0.96           0.97
Return on average equity                           17.56          18.05          17.58          17.55



Per Share Data

  Net income before extraordinary item
    Basic                                     $     0.80     $     0.66     $     0.28     $     0.23
    Diluted                                   $     0.80     $     0.66     $     0.28     $     0.23
  Net income
    Basic                                     $     0.79     $     0.66     $     0.27     $     0.23
    Diluted                                   $     0.79     $     0.66     $     0.27     $     0.23
Average Shares Outstanding (in thousands)
    Basic                                         20,537         20,396         20,537         20,537
    Diluted                                       20,537         20,560         20,537         20,621


                                                      September 30,  December 31,   Percent
                                                          1999           1998        Change
                                                      -------------  ------------   -------
Financial Condition Data

Total assets                                           $2,261,843     $2,128,979      6.2%
Loans receivable, net                                   1,642,058      1,362,272     20.5
Securities available for sale                             449,858        570,964     (21.2)
Deposits                                                1,724,691      1,668,074      3.4
Advances from the Federal Home Loan Bank of Topeka        302,894        220,033     37.7
Senior notes                                               76,750         80,000     (4.1)
Stockholders' equity                                      124,769        118,806      5.0
Allowance for loan losses                                  28,530         27,901      2.3
Book value per share                                   $     6.08     $     5.78      5.0